UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐

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☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

Dun & Bradstreet Holdings, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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You invested in DUN & BRADSTREET HOLDINGS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 16, 2022. Vote Virtually at the Meeting* June 16, 2022 11:00 AM ET Virtually at: www.virtualshareholdermeeting.com/DNB2022 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 Your Vote Counts! DUN & BRADSTREET HOLDINGS, INC. 2022 Annual Meeting Vote by June 15, 2022 11:59 PM ET For complete information and to vote, visit www.ProxyVote.com Control # D75026-P69749 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 2, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

DUN & BRADSTREET HOLDINGS, INC. 2022 Annual Meeting Vote by June 15, 2022 11:59 PM ET Voting Items Board Recommends THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote on these important matters. Vote at www.ProxyVote.com D75027-P69749 01) Ellen R. Alemany 02) Douglas K. Ammerman 03) Anthony M. Jabbour 04) Keith J. Jackson 05) Richard N. Massey 06) James A. Quella 07) Ganesh B. Rao 1. Election of seven directors to serve until the 2023 annual meeting of shareholders. Nominees: 2. Approval of a non-binding advisory resolution on the compensation paid to our named executive officers. 3. Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the 2022 fiscal year. NOTE: To transact such other business as may properly come before the meeting or any adjournment or postponement thereof. For ALL For For